UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Vontier Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V30613-P06591-Z87041 VONTIER CORPORATION VONTIER CORPORATION 5438 WADE PARK BOULEVARD, SUITE 600 RALEIGH, NC 27607 2024 Annual Meeting Vote by May 27, 2024 11:59 PM ET. For shares held in a Plan, vote by May 22, 2024 11:59 PM ET. You invested in VONTIER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 28, 2024. Vote Virtually at the Meeting* May 28, 2024 4:30 p.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/VNT2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V30614-P06591-Z87041 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1a. Election of Director: Karen C. Francis For 1b. Election of Director: Gloria R. Boyland For 1c. Election of Director: Maryrose Sylvester For 1d. Election of Director: David M. Foulkes For 1e. Election of Director: Christopher J. Klein For 1f. Election of Director: Mark D. Morelli For 2. To ratify the appointment of Ernst & Young LLP as Vontier’s independent registered public accounting firm for the year ending December 31, 2024. For 3. To approve, on an advisory basis, Vontier’s named executive officer compensation as disclosed in the Proxy Statement. For NOTE: To consider and act upon other business as may properly come before the meeting or any adjournment thereof.